                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 2000


                            THE CHASE MANHATTAN BANK
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
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                      (Issuer with respect to Certificates)

         New York                              33-93570                          13-4994650
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(State or other jurisdiction          (Commission File Number)                 (IRS Employer
     of incorporation)                                                       Identification No.)


                    270 Park Avenue, New York, New York            10017
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                 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On November 15, 2000, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
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                  20.1 Monthly Statement to Certificateholders with respect to the November 15, 2000 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 27, 2000

                                     The Chase Manhattan Bank,
                                     as Servicer

                                     By: Chase Manhattan Mortgage Corporation


                                     By: /s/ Richard P. Dargan
                                         ----------------------------
                                     Name: Richard P. Dargan
                                     Title: Vice President

                                INDEX TO EXHIBITS


Exhibit No.            Description
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20.1                   Statement to Certificateholders dated November 15, 2000
                       delivered pursuant to Section 5.03 of the Pooling and Servicing Agreement dated as of September 1, 1995.